UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2024 (November 15, 2024)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2024, Hilton Grand Vacations Trust I LLC (the “Borrower”), a subsidiary of Hilton Grand Vacations Inc. (the “Company”), entered into Omnibus Amendment No. 3, dated as of November 15, 2024 (the “Amendment”) to the Amended and Restated Receivables Loan Agreement, dated as of May 3, 2022 (as previously amended, the “Amended and Restated Receivables Loan Agreement”), by and among the Borrower, as borrower, Computershare Trust Company, N.A., as paying agent and securities intermediary, Bank of America, N.A., as administrative agent and structuring agent, certain financial institutions as conduit lenders, certain financial institutions as committed lenders, and certain financial institutions as managing agents. The Amendment further amends the Amended and Restated Receivable Loan Agreement and the related revolving warehouse loan facility (the “Warehouse Credit Facility”) and, among other things:

•	increases the borrowing capacity from $750,000,000 to $850,000,000;

•

permits the Borrower to pledge as collateral timeshare loans originated by Bluegreen Vacations Corporation (the “Bluegreen Timeshare Loans”), subject to certain eligibility criteria and other conditions;

•	provides for a separate advance rate for the Bluegreen Timeshare Loans based on FICO scores and obligors with no FICO score; and

•	includes customary used and unused fees.

As of November 15, 2024, the Company had no outstanding borrowings under the Warehouse Credit Facility.

Affiliates of various committed lenders and/or managing agents under the Warehouse Credit Facility, including Bank of America, N.A., Deutsche Bank AG, Wells Fargo Bank, National Association, Barclays Bank PLC, MUFG Bank, Ltd., Citizens Bank, N.A., Regions Bank, Truist Bank, HSBC Bank USA, N.A., Canadian Imperial Bank of Commerce and Goldman Sachs Bank USA are also lenders and/or agents under the Company’s secured credit facility. Any or all of such committed lenders and/or managing agents have performed, and may in the future perform, various other commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and may receive, customary fees and expenses. This summary is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Omnibus Amendment No. 3, dated as of November 15, 2024, to the Amended and Restated Receivables Loan Agreement, by and among the Borrower, as borrower, Computershare Trust Company, N.A., as paying agent and securities intermediary, Bank of America, N.A., as administrative agent and structuring agent, certain financial institutions as conduit lenders, certain financial institutions as committed lenders, and certain financial institutions as managing agents.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: November 18, 2024